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                                                                  Execution Copy


                    AMENDMENT NO. 11 AND WAIVER TO THE FIFTH
                       AMENDED AND RESTATED LOAN AGREEMENT

                  THIS AMENDMENT NO. 11 AND WAIVER TO THE FIFTH AMENDED AND RESTATED LOAN AGREEMENT, dated as of November 27, 2001 (this "Waiver and Amendment"), by and among G-III LEATHER FASHIONS, INC., a New York corporation (the "Borrower"), the Lenders that have executed the signature pages hereto (individually, a "Lender" and collectively, the "Lenders"), and FLEET NATIONAL BANK, (formerly known as Fleet Bank, N.A.) a national banking association as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent"),

                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS:

                  A. The Borrower, the Lenders and the Agent are parties to the Fifth Amended and Restated Loan Agreement, dated as of May 31, 1999, as further amended hereby (as it may be further amended, modified and supplemented from time to time, the "Loan Agreement"); and

                  B. The Borrower has requested that the Lenders amend and waive the Credit Agreement to modify certain provisions contained therein;

                  C. The Required Lenders have agreed to the requested amendment and waiver on the terms and conditions hereinafter set forth parties hereto wish to amend the Loan Agreement as hereinafter provided;

                  D. Each capitalized term used but not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  Section 1. Amendment to Loan Agreement.

                  1.1 This Amendment shall be deemed to be a eleventh amendment to the Fifth Amended and Restated Loan Agreement and shall not be construed in any way as a replacement or substitution therefor. All of the terms and conditions of, and terms defined in, this Amendment are hereby incorporated by reference into the Loan Agreement as if such terms and provisions were set forth in full therein.

                  1.2 Section 6.9(a) of the Loan Agreement is amended by the deleting the minimum EBITDA covenant of $15,000,000 for January 31, 2002 and replacing it with $9,400,000.

                  1.3 Section 6.9(b) of the Loan Agreement is amended by the deleting the Minimum Tangible Net Worth covenant of $56,200,000 for January 31, 2002 and replacing it







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with $52,200,000. The asterisk and footnote attached to the $56,200,000 are deleted in their entirety.

                  1.4 The Loan Agreement, the Loan Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing, shall each be deemed to be amended hereby to the extent necessary, if any, to give effect to the provisions of this Amendment. Except as so amended hereby, the Loan Agreement and the Loan Documents shall remain in full force and effect in accordance with their respective terms.

                  Section 2. Waiver to Loan Agreement

                  2.1 Section 6.9(a) of the Loan Agreement required, among other things, prior to any modification by this Amendment, that the Company reach a Minimum EBITDA covenant of $15,500,000 by October 31, 2001. The Company was not in compliance with this covenant as of October 31, 2001.

                  2.2 The Required Lenders have agreed to waive compliance with the covenant violation in Section 2.1 above. This waiver is effective only in this one instance and only with respect to the period set forth above. The waiver set forth herein is limited precisely as written and shall not be deemed
(i) be a consent to or waiver of any other term or condition of the Loan Agreement, or (ii) prejudice any other rights or rights which the Bank may now have or may have in the future under or in connection with the Loan Agreement.

                  Section 3. Representations and Warranties.

                  A. The Borrower hereby represents and warrants to the Agent and the Lenders that:

                  3.1 After giving effect to the amendment of the Loan Agreement pursuant to this Amendment: (i) each of the representations and warranties set forth in Article 3 of the Loan Agreement is true and correct in all respects as if made on the date hereof, and (ii) there exists no Default or Event of Default under the Loan Agreement after giving effect to this Amendment.

                  3.2 The Borrower has full corporate power and authority to execute and deliver this Amendment and to perform the obligations on its part to be performed thereunder and under the Loan Agreement as amended hereby.

                  Section 4. Conditions Precedent to Amendments.

                  The effectiveness of the amendments and waiver contained in
Section 1 and Section 2 of this Amendment and Waiver, are each and all subject to the satisfaction, in form and substance satisfactory to the Agent, of each of the following conditions precedent:

                  4.1 The Borrower, and Required Lenders each Transferor and each Transferee shall have duly executed and delivered this Amendment and Waiver.

                  4.2 The Agent on behalf of the Lenders shall have received an Amendment Fee in the amount of $75,000 from the Borrower.



                                      -2-





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                  4.3 Each of the conditions precedent set forth in Section 5.1 and Section 5.2 of the Loan Agreement shall have been satisfied or waived in accordance with the terms of the Loan Agreement.

                  4.4 The representations and warranties set forth in Section 3 hereof shall be true, correct and complete on and as of the closing date of this Amendment as though made on such date.

                  4.5 The Agent shall have received such approvals, opinions or documents as any Lender through the Agent may reasonably request, the Borrower and the Guarantors shall have taken all such other actions as any Lender through the Agent may reasonably request, and all legal matters incident to the foregoing shall be satisfactory to the Agent.

                  Section 5. Reference to and Effect Upon the Loan Agreement and
                             other Loan Documents.

                  5.1 Except as specifically amended in Section 1 and Section 2 above, the Loan Agreement and each of the other Loan Documents shall remain in full force and effect and each is hereby ratified and confirmed.

                  5.2 The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver of any term or condition or to any amendment or modification of any term or condition of the Loan Agreement or any other Loan Document, except, upon the effectiveness, if any, of this Amendment, as specifically amended in Section 1 and Section 2 above, or (ii) prejudice any right, power or remedy which the Agent or any Lender now has or may have in the future under or in connection with the Loan Agreement or any other Loan Document. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or any other word or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference in any other Loan Document to the Loan Agreement or any word or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby.

                  Section 6. Miscellaneous

                  6.1 This Amendment and Waiver may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

                  6.2 The Borrower shall pay on demand all reasonable fees, costs and expenses incurred by Agent in connection with the preparation, execution and delivery of this Amendment and Waiver (including, without limitation, all reasonable attorneys' fees).

                  6.3 GOVERNING LAW. THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment and Assignment to be duly executed on the date first above written.

                             G-III LEATHER FASHIONS, INC.


                             By:       /s/ Wayne S. Miller
                                -----------------------------------------
                             Name:         Wayne S. Miller
                                  ---------------------------------------
                             Title:        Chief Financial Officer
                                   --------------------------------------


                             FLEET NATIONAL BANK,
                             as Lender

                             By:      /s/ Stephen M. Leavenworth
                                -----------------------------------------
                             Name:        Stephen M. Leavenworth
                                  ---------------------------------------
                             Title:       Vice President
                                   --------------------------------------


                             JP MORGAN CHASE BANK (Formerly known
                             as The Chase Manhattan Bank), as Lender

                             By:      /s/ Juan C. Zaino
                                -----------------------------------------
                             Name:        Juan C. Zaino
                                  ---------------------------------------
                             Title:       Vice President
                                   --------------------------------------


                             THE CIT GROUP/COMMERCIAL
                             SERVICES, as Lender


                             By:      /s/ Lisa Murakami
                                -----------------------------------------
                             Name:        Lisa Murakami
                                  ---------------------------------------
                             Title:       Vice President
                                   --------------------------------------


                             ISRAEL DISCOUNT BANK OF NEW YORK
                             as Lender


                             By:      /s/ Matilde Reyes
                                -----------------------------------------
                             Name:        Matilde Reyes
                                  ---------------------------------------
                             Title:       Vice President
                                   --------------------------------------

                             By:      /s/ Howard Weinberg
                                -----------------------------------------
                             Name:        Howard Weinberg
                                  ---------------------------------------
                             Title:       Senior Vice President
                                   --------------------------------------



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                             HSBC Bank USA, as Lender


                             By:      /s/ George J. Ahlmeyer
                                -----------------------------------------
                             Name:        George J. Ahlmeyer
                                  ---------------------------------------
                             Title:       Senior Vice President
                                   --------------------------------------


                             BANK LEUMI USA
                             as Lender


                             By:      /s/ John Koenigsberg
                                -----------------------------------------
                             Name:        John Koenigsberg
                                  ---------------------------------------
                             Title:       First Vice President
                                   -----------------------------


                             By:      /s/ Phyllis Rosenfeld
                                -----------------------------------------
                             Name:        Phyllis Rosenfeld
                                  ---------------------------------------
                             Title:       Vice President
                                   --------------------------------------

                             FLEET NATIONAL BANK, as Agent


                             By:      /s/ Stephen M. Leavenworth
                                --------------------------------
                             Name:        Stephen M. Leavenworth
                                  ---------------------------------------
                             Title:       Vice President
                                   --------------------------------------



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